Exhibit 99.2

This Amendment to the Statement on Form 3 is filed by Apollo Investment Fund VI, L.P., Apollo Management VI, L.P., AIF VI Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Investment Fund VI, L.P.

Date of Event Requiring Statement:  May 13, 2010

Issuer Name and Ticker or Trading Symbol:  Noranda Aluminum Holding Corp [NOR]

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its General Partner

	By:	Apollo Capital Management VI, LLC
its General Partner:

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President